SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2002

ADVANCED TOBACCO PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

State of Texas    0-12984                 74-2285214
(State or other jurisdiction   (Commission             (IRS Employer
of incorporation)    File Number)        Identification No.)

16607 Blanco Road, Suite 1504
San Antonio, Texas         78232
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code   (210) 408-7077

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

 We are informed that our previous certifying accountant of record, Arthur Andersen LLP, ceased practicing before the Securities and Exchange Commission beginning August 1, 2002.
Consequently, Arthur Andersen LLP ceased to be our certifying accountant of record beginning on
August 1, 2002.  The principal accountant's report on our financial statements for the past two years contained no adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  The withdrawal of Arthur Andersen LLP was
neither recommended nor approved by our Board of Directors or any committee thereof.   During
our two most recent fiscal years and any subsequent interim period preceding Arthur Anderson's termination as our accountant there were no disagreements with Arthur Anderson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
Arthur Anderson LLP is not available to provide a letter commenting upon the above.

 On  August 5, 2002, we engaged The Hanke Group as our accountant of record.  The Hanke
Group is located at 10101 Reunion Place, Suite 750, San Antonio, Texas. The Hanke Group's
telephone number is (210) 341-9400.

SIGNATURES

 Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2002

      ADVANCED TOBACCO PRODUCTS, INC.

      By:__/s/ J.W. Linehan____________

       J.W. Linehan, President